UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 2005


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                       001-14431               95-4676679
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                           91773
(Address of principal executive                                    (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                     001-12008                 95-1243678
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)
    630 East Foothill Blvd.
     San Dimas, California                                          91773
(Address of principal executive                                  (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             Section 8-Other Events


Item 8.01.   Other Events

On December 29, 2005 American States Water Company announced Standard & Poor's (`S&P') has affirmed the corporate ratings of `A-' for American States Water Company and its primary water utility subsidiary, Golden State Water Company (`GSWC') and has also revised the rating outlook for both, from negative to stable.

A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN STATES WATER COMPANY

Date: December 29, 2005                      /s/ Robert J. Sprowls
                                     -------------------------------------------
                                                 Robert J. Sprowls
                                       Sr. Vice President, Chief Financial
                                        Officer, Treasurer and Corporate
                                                   Secretary


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


                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
99.1                    Press Release dated December 29, 2005


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